Exhibit 99.01

Investor Presentation January 2012

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview

- World's largest independent refiner
  - 16 refineries including recently acquired Pembroke, U.K. and Meraux, Louisiana refineries
  - 3 million barrels per day (BPD) of throughput capacity, with average capacity of 190,000 BPD
- Approximately 6,800 branded marketing sites
  - Nearly 1,300 company operated
- One of the largest renewable fuels companies
  - 10 efficient corn ethanol plants with total of 1.1 billion gallons/year (72,000 BPD) of nameplate production capacity
    - All plants located in resource-advantaged U.S. corn belt
  - Portfolio of investments in next-generation fuels, including renewable diesel from waste cooking oil and cellulosic ethanol
- Approximately 22,000 employees







3

Meraux Acquisition: Attractive Value for Flexible, High-Quality Assets



- **On October 1, Valero acquired Murphy Oil Corporation's Meraux refinery in Louisiana and offsite logistics assets for $325 million**
  - 135 MBPD refinery value estimated at $270 million
  - Off-site logistics assets value estimated at $55 million
  - Inventories estimated at $220 million, net of estimated true-up adjustment
  - Funded with cash on-hand
- **Bolt-on acquisition of flexible, high-quality assets**
  - Refinery Nelson complexity of 10.2 and estimated replacement cost of $2.6 billion
  - Low-cost way to add conversion capacity, particularly for ultra-low-sulfur distillates
  - Includes a 34 MBPD hydrocracker, 41 MBPD high-pressure hydrotreater, 12 MBPD DAO hydrotreater, 21 MBPD ROSE, and 38 MBPD FCC
  - Refinery received significant infrastructure investments after hurricane Katrina in 2005
    - Nearly total replacement of electrical system, including critical motors and substations, tankage, and utilities plus other investments that enhance reliability
  - Excellent potential for synergies with Valero's St. Charles refinery nearby

4

Pembroke Integration In Progress

- **On August 1, Valero acquired Chevron's Pembroke refinery, marketing and logistics assets in the United Kingdom and Ireland for $730 million**
  - Plus working capital, inventories, and other net assets with estimated value of $900 million
- **270,000 barrels-per-day refinery with estimated value of $480 million**
  - One of the largest, most complex refineries in Western Europe
  - Refinery running well at planned rates near capacity
- **Marketing and logistics assets with estimated value of $250 million**
  - Network of over 1,000 Texaco-branded wholesale sites, plus 14,000-bpd aviation fuels business and ownership interest in 4 major product pipelines and 11 terminals
- **Integration of refinery and logistics**
  - Progressing the integration of refinery, logistics, and trading operations into Valero's portfolio




TEXACO

5

Acquisitions Enhance Valero's Margin Optimization Strategy in the Atlantic Basin 6

Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Aruba 235 235 8.0 Ardmore 90 86 12.0 Benicia 170 145 15.0 Corpus Christi 325 205 20.6 Houston 160 90 15.1 McKee 170 168 9.5 Memphis 195 180 7.5 Meraux 135 135 10.2 Port Arthur 310 290 12.7 Pembroke 270 220 11.8 Quebec City 235 230 7.7 St. Charles 270 190 15.2 Texas City 245 225 11.1 Three Rivers 100 95 12.4 Wilmington 135 85 15.8 Total or Avg. 3,045 2,579 12.0 Valero's Geographically Diverse Operations 7

(CHART) Continued Global Demand Growth Important to Refining Margins Refining is a global business - global demand growth impacts refiners in every marketGrowth in emerging markets is taking the lead in global petroleum demandOECD demand growth is expected to remain weak in 2011 and 20122011 demand has weakened in 2H11. Expect better growth in 2012 as Western Europe stabilizes and global growth recovers 8 Source: Consultant and Valero estimates

(CHART) Crude Discounts Narrowed in 4Q11 9 $/barrel Source: Argus; 2011 year-to-date through December 30; LLS prices are roll adjusted

Mixed Recovery in Regional Annual Refinery Margins - Challenging Fourth Quarter 10 Source: Argus; 2011 year-to-date through December 30; see Appendix for details on refinery configuration assumptions

Fundamentals Supportive of Diesel Margin Outlook



U.S. Distillate Days of Supply
54
49
44
39
34
29
24
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
5 yr high
5 yr low
2010
2011
5 year avg

Source: DOE weekly data; 2011 data through week ending December 23



U.S. Gasoline Days of Supply
28
26
24
22
20
18
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
5 yr high
5 yr low
2010
2011
5 year avg

Source: DOE weekly data; 2011 data through week ending December 23

- **Tighter fundamentals for our products are supportive of margins**
  - Days of supply for diesel are much lower than last year
- **Exports continue to remain strong and an important part of the demand story**
- **Good diesel demand combined with strong export levels should support diesel margins**
  - Support from low stocks in Europe and continued Latin American refinery issues
- **Gasoline fundamentals are seasonally weak**

11

Valero's Strategic Priorities

- Constant focus on safety, environmental, and regulatory compliance
- Manage overhead and maintain investment grade credit rating
- Improve margin capture, operating costs, and reliability
- Complete major, value-added capital projects at key refineries
- Optimize portfolio – continue "high-grading" strategy of the last several years
  - Successfully integrate new acquisitions into portfolio and capture synergies
  - Evaluate dispositions of poor performing assets
  - Evaluate attractively priced acquisitions that improve competitiveness
- Add selective investments in retail and alternative fuels

Goal: Increase returns to grow long-term shareholder value

12

Improving Refinery Operations

- Our goal is to be a 1st-quartile refiner
- Refining industry benchmark studies show our portfolio continues to improve
- Out of 80 refineries in U.S. and 12 refineries in Canada that participate in Solomon…
  - Corpus Christi refinery ranked #1 in the U.S. group in Maintenance Cost, #2 in Cash Operating Expense
  - Houston refinery ranked #1 in the U.S. group in Personnel Efficiency, #4 in Maintenance Cost
  - Port Arthur refinery ranked #5 in the U.S. group in Personnel Efficiency, and #6 in Cash Operating Expense
  - Quebec refinery ranked #1 in the Canadian group in both Cash Operating Expense and Maintenance Cost, and #2 in Personnel Efficiency
- Working diligently on weaker performers to improve entire portfolio


Valero Refinery Energy Efficiency
3rd Quartile
2nd Quartile
1st Quartile
Rank
Better
2008
2009
2010
2011 YTD


Valero Refinery Mechanical Availability (Reliability)
1st Quartile
2nd Quartile
3rd Quartile
Rank
Better
2008
2009
2010
2011 YTD

Source: Solomon Associates and Valero Energy; 2011 YTD through September; excludes Aruba, Pembroke , and Meraux

13

Successful Cost Savings Programs Successful Cost Savings Programs 14 Ongoing cost savings programs have contributed to Valero's competitiveness and improved financial performance2011 goal is $100 million, but expect to reach $200 million for year millions (CHART)

Refinery Yield Improvements Contribute to Higher Margin Capture

- **Higher-value products and liquid volume yield are important with high crude prices**
  - Liquid products have a much higher value than solid products like coke and sulfur
- **Valero's focus on liquid volume yield achieved an increase of 0.4% in 2010 versus 2009**
  - Via optimization of refining units, catalysts, and feedstocks
  - Estimated improvement was worth $242 million using 2010 prices
  - 2011 YTD estimated improvement is $48 million
  - In current price environment, each 0.1% improvement generates about $60 million in additional EBIT each year
- **Expect another 1.4% improvement by 2013 for entire system after hydrogen and hydrocracker projects are operating**



Valero Refinery System Liquid Volume Yield
99.3%
99.1%
98.9%
98.7%
98.5%
2009
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Note: Does not include Aruba, Pembroke, Meraux, Paulsboro or Delaware City refineries

15

Valero Increasing Use of Lower-Cost Crude Oils

- **Constantly evaluating opportunities to process lower-cost, higher-yield crude oils**
  - In 2010, we ran 86 different crude oils
- **McKee and Ardmore process WTI or other crudes that price at or below WTI**
- **Rapid growth in Eagle Ford shale crude oil production lowered crude costs versus comparable imports**
  - Discounts are narrowing as pipeline take away capacity increases
- **Valero's Three Rivers and Corpus Christi refineries are positioned to process Eagle Ford oil**
  - Grew processing from 0 to 25 MBPD in 1Q11
  - 2Q11: processed 37 MBPD
  - 3Q11: processed 44 MBPD
  - 4Q11: 65 MBPD
  - 1Q12: Expect to process more than75 MBPD
- **Evaluating options for processing Eagle Ford at Valero's Houston refinery**



Eagle Ford Shale Play,
Western Gulf Basin,
South Texas
THREE RIVERS
CORPUS CHRISTI
N
Oil
Wet Gas Condensate
Dry Gas
Valero Refineries

Three Rivers Increasing Eagle Ford and Reducing Expensive Crude Imports



MBPD
100
80
60
40
20
0
Brent/West African Sweet
Eagle Ford
2008
2009
2010
2011
2012

16

Strong Contribution from Ethanol



Ethanol Operating Income before Depr. & Amort. Expense
(EBITDA, millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$27
$56
$100
$65
$44
$56
$80
$53
$73
$117
$671
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Total

- Large, efficient plants in great location have competitive advantage on costs
- Acquired world-class ethanol plants at an average of 35% of replacement cost
- In just 2 ½ years, cumulative EBITDA was $671 million, or 89% of ethanol plants purchase prices
- Very strong margins in 4Q11

17

Retail Business Continues to Perform Well 18 Retail achieved excellent resultsImprovement in retail earnings with smaller asset base = better returns (CHART) Valero Retail Operating Income(U.S. and Canada)

Financial Strength Provides Opportunity for Growth

- **Returning cash to shareholders**
  - Bought 13.5 million shares for $268 million, or 2% of outstanding shares in 3Q11
  - Board approved tripling of dividend to $0.15/sh quarterly rate at October meeting
  - Continued to purchase shares in 4Q11
- **Investment grade credit rating**
- **Paid off $718 million of debt in 1H11**
- **Ended 3Q11 with $2.8 billion of cash and $4.1 billion of additional liquidity**
  - Used $586 million of cash for October 1 closing of Meraux acquisition
- **Net debt-to-cap ratio at 9/30/11 was 22%**
  - Down from 25% at 12/31/10 and far below credit facility covenant of 60%
  - No other coverage-type ratios or borrowings on bank revolver
- **Significant liquidity enables Valero to take advantage of opportunities**



Total Liquidity
millions
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Additional Liquidity
(Credit Facility, Letters of Credit, etc.)
Cash
$4.97/sh in cash
12/31/09
12/31/10
9/30/11



Net Debt-to-Capitalization Ratio (period-end)
30%
25%
20%
15%
10%
2008
2009
2010
1Q11
2Q11
3Q11

19

Capital Program Focused on Completion of Large Economic Growth Projects 20 "Stay-in-business" spending 2012 capital spending is expected to be similar to 2011 as we complete our large economic growth projects Expect a significant decline in capital spending after 2012 $1,650 $1,735 $1,770 $1,455 UnderReview

Refinery Project Estimated Completion Date Estimated Annual EBITDA Base Case1 (millions) Estimated IRR2 using Base Case Estimated Annual EBITDA1 using 2011 Prices (millions) WTI-based LLS-based Estimated Annual EBITDA1 using 2011 Prices (millions) WTI-based LLS-based Memphis FCC Revamp Complete $75 20% $123 $82 St. Charles FCC Revamp Complete $140 28% $159 $174 McKee & Memphis New Hydrogen Plants 4Q11 $105 39% $156 $178 Port Arthur New Hydrocracker 3Q12 $520 23% $816 $641 St. Charles New Hydrocracker 4Q12 $380 19% $703 $495 Montreal New Products Pipeline 4Q12 $55 12% $55 $55 St. Charles Diamond Green Diesel JV 4Q12 $55 21% $55 $55 Total $1,330 20% $2,068 $1,680 Economic Projects Offer Significant Earnings Growth Potential Projects mainly based on high crude, low natural gas prices outlook 21 1EBITDA = Pretax operating income + depreciation and amortization, excludes interest expense; 2estimated IRR is unlevered; See appendix for prices

Valero's Key Economic Projects Capture the Natural Gas to Crude Oil Spread

- Crude oil has traded at 3x to 4x the energy-adjusted price of U.S. natural gas
- Refiners are looking for ways to eliminate the need to produce hydrogen from crude oil
  - Historically refiners have produced hydrogen from oil via the reformer unit
  - Reformers also make high-octane gasoline, which in not needed because the blending of high-octane ethanol is mandated
- Producing hydrogen from natural gas allows refiners to reduce throughput or shutdown traditional reformer units
  - Steam-methane reformers produce hydrogen from natural gas
- Hydrogen has become more important with the need to remove sulfur from fuels and is particularly important in diesel production
- Diesel demand is outpacing gasoline demand and setting refinery rates
- For large increases in diesel yields, capital investment is required with hydrocracking technology being the best choice
  - Hydrocrackers are preferred due to high level of liquid volume gain which, can be up to 30%

22

Our Two Hydrocracker Projects Are Progressing on Schedule and on Budget

- **Recently increased planned operating rates from 50,000 BPD to 60,000 BPD for St. Charles and 57,000 BPD (rolling 12-month average per permit) for Port Arthur**
- **No additional capital costs**
- **Increased capacity improves economics**
  - Expect EBITDA to improve by a combined $93 million annually
  - Project internal rate of return expected to improve by 1.6% at Port Arthur and 2.7% at St. Charles
- **Projects remain on schedule and on budget with full impact expected in 2013**
  - Estimate Port Arthur complete 3Q12 and St. Charles complete 4Q12

St. Charles Site



St. Charles HCU Reactor



Port Arthur Site



23

Improving Valero's Competitiveness by Increasing Distillate Yield

- Valero's refinery distillate yields are expected grow by about than 7% by 2013
  - Distillate production volumes will increase by over 300 MBPD versus 2010 including the impact of acquisitions and hydrocracker projects
- Increasing distillate yields improves portfolio competitiveness
- Distillate is the highest demand product globally
  - Growth is expected to outpace gasoline
- Primary driver for increase is the completion of hydrocracker projects
- Recent acquisitions have also increased refinery diesel-to-gasoline ratio



Valero Refinery Yields of Gasoline and Distillate
45%
40%
35%
30%
44%
42%
39%
32%
Gasoline
Distillate
2010
2013 Estimated

Note: Gasoline and distillate as a percent of total production; Distillate includes jet fuel

24

Why Valero Is an Excellent Buy Today

- Good fundamentals, particularly for diesel, with potential upside from economic recovery
- Improved refinery performance as shown in industry surveys
- Achieved significant overhead cost savings
- Increased liquid volume yields and use of lower-cost feedstocks
- Improving competitiveness of refining portfolio
- Added quality assets at attractive prices while diversifying business mix and geography: Ethanol, Pembroke, Meraux
- Returning cash to shareholders via buybacks and dividends
  - Goal to pay one of the highest dividend yields in our peer group
- Progressing on key growth projects that should add significant earnings and cash flow in late 2012 and 2013

25

Appendix 26

Meraux Refinery Utilizes Flexible Feedstock and Product Slate

- **Significant feedstock flexibility**
  - Consuming feedstocks mix from 80% medium sour to 80% light sweet grades depending on crude oil economics
  - Pipeline connectivity to LOOP opens ability to process dozens of foreign crude grades in addition to Mars and other U.S. Gulf Coast crudes
- **Can shift product yields between 60/40 and 50/50 mix of gasoline/distillate**
  - 40%+ distillate yield is high for typical U.S. refinery
  - Products placed through three main methods: Colonial and Plantation pipelines via equity interest in Collins Pipeline, adjacent product terminal, and refinery dock
  - Refinery produces export-quality diesel that can be loaded via refinery-owned dock
- **Crude oil pipeline expansion in early 2012**
  - Will enable 100% of crude slate to be delivered by pipeline, which frees up capacity at dock facilities to export products


Feedstocks
(2011 Estimate)
Other, 3%
Medium Sour Crudes, 54%
Sweet crude, 43%


Products
(2011 Estimate)
VGO 5%
Petro-chems and LPG 3%
Fuel Oil, Other 10%
Gasoline 42%
Distillate 40%

27

Meraux One of Highest Conversion Capacity in U.S. Gulf Coast 28 Source: O&G Journal, Conversion capacity consists of FCC, HCU, Coking and ROSE unit capacity; refineries with 50,000 bpd crude throughput minimum

Attractive Acquisition Price for Meraux and Pembroke 29 (CHART) @ $22.50 per share

Pembroke One of Largest, Most Complex Refineries in Western Europe Source: PIRA, All data based on firm capacities based on period ending 2Q 2011 30

Valero Has High Conversion Refining System Valero Has High Conversion Refining System 31 Note: CDU = crude distillation unit; conversion capacity is the sum of each company's FCC, hydrocracking, and coking capacity Source: PIRA Energy Group 08/05/11 (CHART) We believe size and conversion ratio matter to competitivenessProvides flexibility to process a wide variety of discounted feedstocks into a high proportion of high-value clean products

VALERO

Made Excellent Ethanol Acquisitions



- **Built position for average of only 35% of estimated replacement cost**
  - 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations
  - 1Q10: Added 3 plants with 330 million gallons per year of capacity
- **Favorable margin outlook**
  - High crude oil prices support ethanol prices
  - International demand supporting margins
  - 2011 ethanol mandate grows 5% over 2010
  - Expect demand to outgrow capacity, but blend wall must be addressed
  - To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants
- **Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment**
- **Provides platform for future production of advanced biofuels**

32

Valero's Gulf Coast System Well-Positioned for Global Export Opportunities 33 Our large, complex refineries on Gulf Coast are competitive due to low-cost operations and feedstocksStructural supply-demand imbalance in Latin America and diesel-shortage in Europe provide higher-margin export opportunitiesLow-cost natural gas is a competitive cost advantage versus other global refiners(CHART) 1Based on 966 MBPD of average total U.S. gasoline and diesel exports from 1Q09 - September 2011

(CHART) Valero Has Competitive, Low-Cost Refining Operations 34 Refining Cash Operating Expenses less Natural Gas Usage ($/bbl) Source: Macquarie Capital

Memphis FCC Revamp Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves flexibility to run lower-quality feedstocks
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
  - Increase in run length drives estimated annualized savings of $0.17/barrel

Summary of Project Status and Economics[1]	
Timing of full benefit	4Q11[3]
Total investment (mil.)	$255
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$75
Estimated Unlevered IRR on Total Spend, Base Case	20%
Estimated Incremental EBITDA (Operating Income before D&A2) (mil.), 2011 Prices – WTI	$123
Estimated Incremental EBITDA (Operating Income before D&A2) (mil.), 2011 Prices – LLS	$82

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense; [3]Most of project commissioned in 2010

35

St. Charles MSCC to FCC Conversion Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
- Adds 5%+ volume expansion through FCC
- Improves energy efficiency via new power recovery turbine
- Doubles flexibility of FCC to process lower-priced resid feedstocks, backing out higher-priced VGO
- Estimated annualized EBITDA benefit of $150 million using 3Q11 prices

Summary of Project Status and Economics[1]	
Completion date	2Q11
Total investment (mil.)	$330
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$140
Estimated Unlevered IRR on Total Spend, Base Case	28%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – WTI	$159
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$174

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

36

Hydrogen Plant Projects

Investment Highlights

- Favorable economics driven by cost savings and gains on margin and volume
- Reduces cost of hydrogen by using cheaper natural gas instead of more expensive crude oil
- Natural gas price per mmBtu (energy unit) is approximately 1/3 the price per mmBtu as WTI crude oil
- Projects will be at the McKee and Memphis refineries
- Memphis project also includes conversion of a distillate hydrotreater to a mild hydrocracker

Summary of Project Status and Economics[1]	
Estimated completion date	4Q11
Estimated total investment (mil.)	$180
Cumulative spend thru 3Q11 (mil.)	$112
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$105
Unlevered IRR on Total Spend, average, Base Case	39%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – WTI	$156
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$178

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

37

Port Arthur Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 57,000 barrels/day (rolling 12-month average per permit) hydrocracker plus facilities to process over 150,000 barrels/day of high-acid, heavy sour crudes (e.g. Canadian and Latin American)
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion up to 30%: 1 barrel of feedstocks yields up to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations and export logistics

Summary of Project Status and Economics[1]	
Estimated completion date	3Q12
Estimated total investment (mil.)	$1,604
Cumulative spend thru 3Q11 (mil.)	$876
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$520
Estimated Unlevered IRR on Total Spend, Base Case	23%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – WTI	$816
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$641

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

38

St. Charles Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 60,000 barrels/day hydrocracker
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion up to 30%: 1 barrel of feedstocks yields up to 1.3 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$1,360
Cumulative spend thru 3Q11 (mil.)	$707
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$380
Estimated Unlevered IRR on Total Spend, Base Case	19%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – WTI	$703
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$495

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

39

Montreal Pipeline Project

Investment Highlights

- Favorable economics driven by reducing transportation costs and growing volumes
- New pipeline with 100,000 barrels/day of throughput capacity
- Planned closure of Shell Montreal refinery allows Valero to place additional products into Montreal and Ontario markets
- Quebec refinery is largest refinery in the region with 1st-quartile performance and has a cost advantage

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$370
Cumulative spend thru 3Q11 (mil.)	$141
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$55
Estimated Unlevered IRR on Total Spend	12%



Jean-Gaulin Refinery
Saint-Apollinaire
Laurier-Station
Saint-Henri-de-Lévis
Saint-Agapit
Trois-Rivières
Louiseville
Maskinongé
Plessisville
Princeville
Berthierville
Sorel-Tracy
Victoriaville
L'Assomption
Drummondville
Repentigny
Montréal
Boucherville
Sainte-Rosalie
Beloeil
Mont-Saint-Hilaire
Saint-Hyacinthe
Study area
Corridor location selected
Pipeline route

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

40

Diamond Green Diesel Joint Venture

Investment Highlights

- Building a 9,300 BPD renewable diesel plant adjacent to Valero's St. Charles refinery
- 50/50 JV project with Darling Int'l, a leading gatherer of used cooking oils and animal fat
- Uses refinery technology to produce high-quality diesel from low-quality, low-cost cooking oils and fats
- Diesel production qualifies as biomass-based diesel, a difficult specification under the Renewable Fuels Standard
- Total project cost of $368 million
- Valero to provide 14-year term loan for up to $221 million to JV at attractive rates
- Favorable economics assume conservative $1.25/gal RIN value, when current market is $1.60/gal to $1.70/gal

Summary of JV Status and Economics[1]	
Estimated completion date	4Q12
Estimated Partner Equity (mil.)	$74
Cumulative Valero project spend thru 3Q11 (mil.)	$57
Estimated Valero EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$55
Estimated Unlevered IRR on Partner Equity and Loan, Base Case	21%

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

41

Project Price Set Assumptions 42 Commodity Base Case($/barrel) 2011 Actuals ($/barrel)WTI LLS1 2011 Actuals ($/barrel)WTI LLS1 Crude oil 85.00 95.05 111.48 Crude oil - USGC HS Gas Oil -3.45 -22.13 -5.70 USGC Gas Crack 6.00 21.97 5.55 USGC ULSD Crack 11.00 29.65 13.23 Natural Gas, $/MMBTU (HHV) 5.00 4.03 4.03 Prices shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast 1LLS prices are roll adjusted

Project Price Sensitivities 43 EBITDA1 Sensitivities (Delta $ millions/year) Port Arthur HCU St. Charles HCU Memphis & McKee Hydrogen Plants Memphis FCC St. Charles FCC Montreal Products Pipeline Crude oil, + $1/BBL 4 3.6 2.5 0.4 1.4 N/A Crude oil - USGC HS Gas Oil, + $1/BBL 16.7 17.8 N/A N/A N/A N/A USGC Gas Crack, + $1/BBL 12.9 13.3 0.9 3.6 1.7 N/A USGC ULSD Crack, + $1/BBL 18.4 20.8 0.3 (0.7) (1.2) N/A Natural Gas, - $1/MMBTU 18.3 19.7 6.5 N/A N/A N/A Total Investment IRR to 10% cost 1.3% 1.5% 6.3% 1.9% 2.7% 0.9% 1Operating income before depreciation and amortization expense Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

Successfully Completed Large FCC Revamps

- **St. Charles**
  - Recent test run verified that the revamp design basis is being achieved by the unit
  - Estimated annualized EBITDA benefit of $150 million using 3Q11 prices
    - Improved liquid volume yield
    - Lower energy costs
    - Lower catalyst costs
    - Reliability benefits


St. Charles FCC
Before
After

- **Memphis**
  - FCC unit revamp was mechanically complete in 2Q10 and project completed in August 2011 when full third-party oxygen supply became available
    - Started realizing reliability benefits in 2Q10, reliability represents 15% of project economics
  - Expect full project benefits to be realized in 4Q11

44

45 Source: Valero and Consultant Estimates MMBPD (CHART) Global CDU Capacity and Additions New Adds 1.8 MMBPDClosures 0.3 MMBPD New Adds 1.3 MMBPD+ Restarts 0.7 MMBPD- Closures 1 MMBPD

VALERO

Key Drivers of Feedstock Discounts

- **Light-sweet waterborne crude oils are the marginal feedstock when demand is strong**
  - Examples: LLS, Brent, among others
  - Return of Libyan production has helped to reduce light-sweet premium
- **Lower-quality and logistically constrained crude oils saw wide discounts in 2011**
  - Maya, M-100, other heavy-sour grades
  - Significant production of inland crudes with insufficient logistics to major refining centers: WTI, Eagle Ford
  - Announcement of Seaway Pipeline reversal significantly reduced WTI discount
- **Expect key drivers of discounts**
  - Logistics lagging production growth of inland crude oils
  - Light product demand outpacing heavy product demand growth
  - New crude production adding heavier supply, particularly from Columbia and Brazil
  - Russian M-100 and other resids coming to market with Russian tax changes
- **Expect LLS to favorably shift from premium to discount versus Brent as imported light crudes are backed out with cheaper domestic and Canadian crudes**
- **Longer term, expect to benefit from Canadian heavy crude oil to Gulf Coast**
  - State Department recently delayed permit decision for Keystone XL
  - Enbridge continues to look for avenues to bring volumes through its system

46

(CHART) (CHART) Continued Global Demand Growth Important to Refining Margins 47 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

World Demand Favors Diesel World Demand Favors Diesel World Demand MMBPD History Forecast Source: Consultant, IEA, and Valero estimates 48 Diesel demand is expected to recover past prior highs and grow rapidlyDiesel demand has grown to become much larger than gasoline globallyGrowing global diesel demand is an export opportunity for U.S. refineries

(CHART) (CHART) Rationalization of Industry Capacity Continues Source: Valero EnergyNote: 2012 estimates include announced future capacity closures MBPD 49 Source: Valero Energy MBPD As we said previously, refining capacity continues to shut down in the industry, particularly marginal plants with upcoming capital requirements U.S. and Canada

Global Refining Capacity Rationalization

Location	Owner	CDU Capacity Closed (MBPD)	Year Closed
Bakersfield, CA	Big West	65	2008
Westville, NJ	Sunoco	145	2009
Bloomfield, NM	Western	17	2009
Teesside, UK	Petroplus	117	2009
Gonfreville, France*	Total	100	2009
Dunkirk, France	Total	140	2009
Mizushima/Negishi/Oita, Japan*	Nippon Oil	205	2009
Toyama, Japan	Nihonkai Oil	57	2009
Arpechim, Romania*	Petrom	70	2009
Cartagena, Spain*	Repsol	100	2009
Bilboa, Spain*	Repsol	100	2009
Montreal, Canada	Shell	130	2010
Yorktown, Virginia	Western	65	2010
Riechstett, France	Petroplus	85	2010
Wilhelmshaven, Germany	ConocoPhillips	260	2010
Chiba/Yokkaichi/Sakaide, Japan*	Cosmo Oil	94	2010
Nadvornaja, Ukraine	Privat Group	50	2010
Cremona, Italy	Tamoil	94	2011
St. Croix, U.S. Virgin Islands	Hovensa	150	2011
Keihin Ohgimachi, Japan	Showa Shell	120	2011
Trainer, PA	ConocoPhillips	185	2011
Clyde, Australia	Shell	75	2011
Porto Marghera, Italy	ENI	70	2011
Marcus Hook, Pennsylvania	Sunoco	175	2011
Berre, France	LyondellBassel	105	2012
Harburg, Germany	Shell	107	2012
Tokuyama, Japan	Indemitsu	100	2014

2008

- Limited refinery closures, began seeing key project delays and cancellations

2009

- Did not see substantial closure announcements until second half

2010-2011

- More closures announced
- Large integrated companies began rationalizing capacity
- Continued announcements of delays and cancelations of large refinery expansions and new build projects

2012-2014

- Future capacity closures announced by owners

*Partial closure of refinery captured in capacity Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery
Sources: Industry and Consultant reports and Valero estimates

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Global Refining Capacity For Sale or Under Strategic Review 51 Location Owner CDU Capacity (MBPD) Gothenburg, Sweden Shell 80 Kapolei, HI Chevron 54 Milford Haven, UK Murphy 108 Whitegate, Ireland ConocoPhillips 70 Mazeikai, Lithuania PKN 190 Various Japanese Locations JX Energy 400 Incheon, South Korea SK Group 275 Texas City, Texas BP 475 Carson, California BP 265 Kapolei, HI Tesoro 94 Philadelphia, PA Sunoco 330 Aruba Valero 235 Okinawa, Japan Petrobras/Nansei Sekiyu 100 Sources: Industry and Consultant reports and Valero estimates Also, ConocoPhillips intends to divest "non-core" refineries and reduce their refining capacity by 500,000 barrels per day be the end of 2012

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI Estimated global spare refining capacity fell from 7 million BPD of at end of 2009 to 5.7 million BPD at end of 2010(CHART) MMBPD Margin/bbl Golden Age Global Spare Capacity 52

Gasoline Fundamentals 53 53 (CHART) USGC LLS Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2011 data through December 23 Source: DOE weekly data; 2011 data through week ending December 23 Source: DOE weekly data; 2011 data through week ending December 23 Source: DOE weekly data; 2011 data through week ending December 23 U.S. Gasoline Days of Supply (CHART) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 54 54 (CHART) USGC LLS On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2011 data through December 23 Source: DOE weekly data; 2011 data through week ending December 23 Source: DOE weekly data; 2011 data through week ending December 23 Source: DOE monthly data; 2011 data through October 2011 U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)

U.S. Transport Indicators: Trucking Indicators 55

(CHART) U.S. Transport Indicators 56 Latest data 41 W 2011

(CHART) (CHART) Mexico Statistics Diesel Net Imports (MBPD) Source: PEMEX, latest data Nov-11 Gasoline Net Imports (MBPD) Source: PEMEX, latest data Nov-11 (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization (CHART) 57 Source: Mexico Secretary of Energy, latest data Nov-11 Source: Mexico Secretary of Energy, latest data Nov-11

Venezuelan Exports to the U.S. 58 (CHART) Source: EIA, October 2011

Assumed Regional Indicator Margins Gulf Coast Indicator: (GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS - Mars Month 1) x 40%Mid-con Indicator: [(Group 3 Conv 87 Gasoline prompt - WTI Month 1) x 60% + (Group 3 ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x 60% + (San Fran EPA 10 ppm Diesel pipeline - ANS USWC Month 1) x 40%North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt - Dated Brent) x 50% + (NYH ULSD 15 ppm cargo prompt - Dated Brent) x 50%LLS prices are Month 1, adjusted for complex roll 59

Investor Relations Contacts For more information, please contact:Ashley Smith, CFA, CPAVice President, Investor Relations210.345.2744ashley.smith@valero.comMatthew JacksonInvestor Relations Specialist210.345.2564matthew.jackson@valero.com 60